UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

BIOVERIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50583 (Commission File Number)	80-0076765 (IRS Employer Identification Number)

16020 Industrial Drive Gaithersburg, MD (Address of Principal Executive Offices)	20877 (Zip Code)

(301) 869-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 4, 2007, BioVeris Corporation (“BioVeris”), a Delaware corporation, announced that it has entered into a definitive merger agreement with Roche Holding Ltd (“Roche”), a joint stock company organized under the laws of Switzerland, and an indirect wholly owned subsidiary of Roche, pursuant to which all outstanding shares BioVeris common stock will be cancelled and receive the right to receive $21.50 per share, without interest. A copy of the press release dated April 4, 2007 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of BioVeris Corporation, dated April 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2007

BIOVERIS CORPORATION

By:	/s/ George V Migausky
Name:	George V. Migausky
Title:	Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of BioVeris Corporation, dated April 4, 2007